UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

NEW ENGLAND BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

United States (State or other Jurisdiction of incorporation or organization)	0-49711 (Commission File Number)	04-3693643 (IRS Employer Identification No.)

660 Enfield Street, Enfield, Connecticut 06082
(Address of principal executive offices)

(860) 253-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

                On October 18, 2005, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association, announced its financial results for the three and six months ended September 30, 2005. The press release announcing financial results for the three and six months ended September 30, 2005 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits

Number 99.1	Description Press Release Dated October 18, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2005	By: /s/ Scott D. Nogles Scott D. Nogles Senior Vice President and Chief Financial Officer

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